UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 11, 2008
LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.
     On December 12, 2008, LNB Bancorp, Inc. (the “Company”) completed a $25,223,000 capital raise as a participant in the U.S. Department of the Treasury (the “U.S. Treasury”) Troubled Assets Relief Program (“TARP”) Capital Purchase Program. In conjunction with the Company’s participation in the TARP Capital Purchase Program, the Company and the U.S. Treasury entered into a Letter Agreement, dated December 12, 2008, and the Securities Purchase Agreement — Standard Terms, which were incorporated therein (collectively, the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company issued to the U.S. Treasury (i) 25,223 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, without par value, with a liquidation preference of $1,000 per share (“Series B Preferred Stock”), and (ii) a warrant (the “Warrant”) to purchase 561,343 of the Company’s common shares, without par value (“Common Shares”), at an exercise price of $6.74 per share, subject to certain anti-dilution and other adjustments, for an aggregate purchase price of $25,223,000.
     The Series B Preferred Stock will pay cumulative dividends at a rate of 5% per annum for the first five years and 9% per annum thereafter, in each case, applied to the liquidation preference thereof, but will only be paid when, as and if declared by the Company’s Board of Directors out of funds legally available therefor. The Series B Preferred Stock will rank pari passu with the Company’s authorized but unissued Series A Voting Preferred Shares in terms of dividend payments and distributions upon any liquidation, dissolution or winding up of the Company.
     Prior to December 12, 2011, unless the Company has redeemed the Series B Preferred Stock or the U.S. Treasury has transferred the Series B Preferred Stock to a third party, the consent of the U.S. Treasury will be required for the Company to increase the quarterly dividend on the Company’s Common Shares above a certain amount or repurchase Common Shares or other equity or capital securities other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.
     Pursuant to an interim final rule issued by the Board of Governors of the Federal Reserve System on October 16, 2008, applicable to TARP preferred stock, the $25,223,000 of Series B Preferred Stock issued by the Company under the TARP Capital Purchase Program will qualify as Tier 1 capital.
     The Purchase Agreement, the form of Warrant and the Certificate of Amendment to the Amended Articles of Incorporation (setting forth the express terms of the Series B Preferred Stock) are included as Exhibit 10.1, Exhibit 4.1 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into Items 1.01, 3.02 and 3.03 hereof. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.
Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Securityholders.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In conjunction with the Company’s participation in the TARP Capital Purchase Plan, the Company agreed to take certain actions with respect to its senior executive officers benefit plans in order to ensure compliance with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (“EESA”).
     In conjunction with the Company entering into the Purchase Agreement, on December 12, 2008, Daniel E. Klimas, Sharon L. Churchill, David S. Harnett, Frank A. Soltis, and Mary E. Miles each entered into an agreement with the Company which:
(i)	authorizes the Company to amend its compensation, bonus, incentive, and other benefit plans and arrangements and agreements as necessary to comply with the requirements of Section 111(b) of the EESA and the TARP Capital Purchase Program; and

(ii)	waives any and all claims against the U.S. Treasury and against the Company for those changes that the Company shall make to its compensation and benefit programs to allow the Company to comply with Section 111(b) of EESA in conjunction with its participation in the U.S. Treasury’s TARP Capital Purchase Program.
     On December 12, 2008, pursuant to the above-referenced agreement with certain of the Company’s senior executive officers, the LNB Bancorp, Inc. 2006 Stock Incentive Plan, the LNB Bancorp, Inc. Stock Appreciation Rights Plan and the LNB Bancorp, Inc. 2008 Management Incentive Plan for Key Employees were each amended to comply with Section 111(b)(2)(B) of EESA to provide for a clawback of any incentive paid under such plan to a senior executive officer (as that term is defined in accordance with EESA) if it is later determined that the incentive is based on statements of earnings, gains, or other criteria that are later proven to be materially inaccurate. In addition, on December 12, 2008, the Employment Agreement between the Company and Daniel E. Klimas, as amended, was amended to provide that any payment or payments that may be payable by the Company thereunder shall be modified to the extent necessary in order to comply with the golden parachute payment prohibitions in Section 111(b)(2)(C) of EESA.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Article Fourth of the Company’s Amended Articles of Incorporation, authorizes the issuance from time to time of Preferred Shares, without par value. On December 11, 2008, the Company filed the Certificate of Amendment to the Amended Articles of Incorporation setting forth the express terms of the Series B Preferred Stock with the Ohio Secretary of State. The amendment to the Company’s Amended Articles of Incorporation setting forth the express terms of the Series B Preferred Stock was effective upon filing, and established a series of such Preferred Shares as “Fixed Rate Cumulative Perpetual Preferred Stock, Series B,” authorized 25,223 shares of Series B Preferred Stock, and set forth the powers, designations, preferences and relative, participating, optional or other rights and the qualifications, limitations or restrictions, of the Series B Preferred Stock. The Certificate of Amendment to the Amended Articles of Incorporation setting forth the express terms of the Series B Preferred Stock is included as Exhibit 3.1 to the Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended Articles of Incorporation, filed with the Ohio Secretary of State on December 11, 2008.

4.1	Form of Warrant for Purchase of Shares of Common Stock.

10.1	Letter Agreement, dated December 12, 2008, between the Company and the United States Department of the Treasury, which includes the Securities Purchase Agreement — Standard Terms attached thereto, with respect to the issuance and sale of the Series B Preferred Stock and Warrant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC. (Registrant)
Date: December 17, 2008	By:	/s/ Sharon L. Churchill
Sharon L. Churchill
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended Articles of Incorporation, filed with the Ohio Secretary of State on December 11, 2008.

4.1	Form of Warrant for Purchase of Shares of Common Stock.

10.1	Letter Agreement, dated December 12, 2008, between the Company and the United States Department of the Treasury, which includes the Securities Purchase Agreement — Standard Terms attached thereto, with respect to the issuance and sale of the Series B Preferred Stock and Warrant.